As filed with the Securities and Exchange Commission on September 3, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21342

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman High Yield Strategies Fund
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31, 2010

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman
High Yield Strategies Fund

Semi-Annual Report

June 30, 2010

Contents

THE FUND

President’s Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	17

FINANCIAL HIGHLIGHTS/PER SHARE DATA	30

DIVIDEND REINVESTMENT PLAN	32

Directory	33

Proxy Voting Policies and Procedures	34

Quarterly Portfolio Schedule	34

“Neuberger Berman” and the Neuberger Berman logo are service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

President’s Letter

Dear Shareholder:

I am pleased to present the semi-annual report for Neuberger Berman High Yield Strategies Fund for the six months ended June 30, 2010. The report includes a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

The Fund’s investment objective is to seek high total return through income plus capital appreciation by investing primarily in high yield debt securities. Its performance is dependent on several factors, including fluctuating bond prices, the rate of interest received on securities held by the Fund, the cost of any borrowings and financing arrangements utilized by the Fund and the impact of interest rate hedges that the Fund may use in seeking to manage short-term interest rate costs.

I am pleased to report that the Fund increased its distribution effective in February 2010 from $0.085 to $0.11 per share. The factors considered in increasing the distribution rate included, among other things, the level of income being generated by the Fund’s investments, which had increased based on portfolio composition and market conditions, and the Fund’s level of expenses.

As you may know, the Fund’s Board of Trustees approved a proposal to reorganize the Fund and Neuberger Berman Income Opportunity Fund Inc. into a new closed-end fund named Neuberger Berman High Yield Strategies Fund Inc. (“New NHS”). The proposed reorganization was approved by shareholders in July 2010 and the reorganization occurred in August 2010. As a result of the reorganization, you received the same number of New NHS shares as the number of Fund shares you held immediately prior to the reorganization. As a New NHS shareholder, you will receive future annual and semi-annual reports from New NHS. New NHS has the same investment objective and substantially similar principal investment policies, invests in substantially similar markets and presents substantially similar general risks as the Fund. New NHS’s common stock is listed on the NYSE Amex under the ticker symbol NHS.

Thank you for your confidence in the Fund. We will do our best to continue earning your confidence and trust.

Sincerely,

Robert Conti

President and CEO

Neuberger Berman High Yield Strategies Fund

High Yield Strategies Fund Commentary

For the six months ended June 30, 2010, Neuberger Berman High Yield Strategies Fund posted a positive absolute return but lagged its benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index, on a net asset value basis.

Despite increased volatility and periods of weakness, the high yield bond market weathered the storm and produced solid results during the six-month reporting period. To a great extent, the market began where it had left off in 2009, when the index rose in 11 of the 12 months and gained an unprecedented 58.76% during the year. Strong performance continued in the first four months of 2010, as the index rose an additional 7%.

Driving the market higher early this year were many of the factors that supported high yield prices in 2009. These included generally improving economic conditions, better-than-expected corporate profits and strong demand from investors seeking to generate incremental yields in the low interest environment.

The high yield market then took a step backwards in May, in our view, due largely to the escalating sovereign debt crisis in Europe, uncertainties surrounding financial reform legislation in the U.S. and some disappointing economic data. Collectively, this caused robust risk appetite to be replaced by heightened risk aversion. Against this backdrop, investors were drawn to the perceived safety of Treasuries and avoided securities that were perceived to be risky, including high yield bonds. However, this setback proved to be short lived, as solid investor demand returned in June, when the index gained 1.23%.

Looking at the six-month reporting period as a whole, the spread between the yields of Treasuries and high yield bonds widened from 618 to 701 basis points. Much of this widening occurred during the flight to quality in May. From a credit-quality perspective, higher-rated securities, on average, outperformed their lower-rated counterparts, as BB- and CCC-rated bonds returned 4.96% and 3.83%, respectively.

When the reporting period began, the Fund had a somewhat aggressive posture. This was based on overall improvements in the financial markets and strong technical conditions in the high yield market, as well as our expectations for modest economic growth and lower corporate bond default rates. This was evident in the Fund’s changing quality biases, as we began the period with an overweight in B- and CCC-rated bonds and an underweight in BB-rated bonds relative to the benchmark. During the first half of the period, we adjusted the portfolio by moving its quality bias to be more in line with the benchmark. This occurred through a combination of ratings upgrades on existing positions and purchases of higher quality new issues. We also sold certain B- and CCC-rated securities that had appreciated and used the proceeds to purchase select BB-rated securities that we found to be attractively valued.

From an industry perspective, our overweight and security selection in non-captive consumer finance, along with security selection in building materials and construction machinery, were the largest contributors to the Fund’s performance relative to the benchmark. In contrast, security selection in retail, non-captive diversified finance and non-cable media were the largest detractors from relative results.

While the high yield market largely treaded water during the second half of the reporting period, we continue to have a positive outlook for high yield bond performance. Although we believe economic growth is likely to moderate during the second half of the year, we feel that concerns regarding a double-dip recession are unwarranted at this time. It is our belief that the combination of positive growth, historically low interest rates, benign inflation and improving credit fundamentals will provide a positive environment for the high yield market. In addition, we anticipate seeing continued declines in the high yield default rate, which should further support the market.

Sincerely,

Ann H. Benjamin and Thomas P. O’Reilly
Portfolio Co-Managers

High Yield Strategies Fund

TICKER SYMBOL
High Yield Strategies Fund	NHS

RATING SUMMARY OF THE FUND’S
PORTFOLIO HOLDINGS*
(% of total investments)
S&P
BBB	1.4%
BB	37.4
B	39.7
CCC	13.5
Short Term 2.9%

*  The Fund uses Standard & Poor’s (S&P) as its primary independent rating agency; Moody’s Investors Services, Inc. (Moody’s) and Fitch Inc. (Fitch) are secondary independent rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings from Moody’s and Fitch and internal ratings are shown below. All ratings are as of the report date and do not reflect any subsequent changes in ratings.

Rating Summary
(% of total investments)
	Moody’s/Fitch	Internal
BB or Ba	5.1%	0%

PERFORMANCE HIGHLIGHTS

		Six Month Period Ended	Average Annual Total Return Ended 06/30/2010
NAV1,3,4	Inception Date	06/30/2010	1 Year	5 Year	Life of Fund
High Yield Strategies Fund	07/28/2003	4.15%	37.51%	8.62%	9.95%
Market Price2,3,4
High Yield Strategies Fund	07/28/2003	13.87%	57.57%	9.05%	9.87%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Portfolios that invest in bonds and other fixed income securities can provide regular income and have historically been less volatile than most stock funds. However, they are subject to risks including credit risk, default on principal or interest payments and interest rate fluctuations. High yield bonds, also known as “junk bonds,” are subject to additional risks such as the increased risk of default.

Endnotes

1	eturns based on Net Asset Value (“NAV”) of the Fund.

2	Returns based on market price of Fund common shares on the New York Stock Exchange.

3	Unaudited performance data current to the most recent month-end are available at www.nb.com.

4	Neuberger Berman Management LLC (“Management”) has voluntarily agreed to waive a portion of the management fees that it is entitled to receive from the Fund. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of the Fund would be lower.

Glossary of Indices

Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index:
Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged sub-index of Barclays Capital U.S. Corporate High Yield Bond Index, which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt, capped such that no single issuer accounts for more than 2% of the index weight.

Please note that an index does not take into account any fees and expenses or any tax consequences of investing in individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the above-described index.

Schedule of Investments Neuberger Berman High Yield Strategies Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
Bank Loan Obligationsµ (0.4%)
Radio & Television (0.4%)
$ 675,000	Univision Communications, Inc., Term Loan B, 2.54%, due 9/29/14 (Cost $569,508)	$562,032	^
Corporate Debt Securities (136.1%)
Airlines (2.9%)
930,000	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	976,500	ñ
1,680,000	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	1,793,400
1,352,075	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	1,243,909
		4,013,809
Auto Loans (2.3%)
530,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 12/15/16	541,973
2,625,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	2,679,317
		3,221,290
Automakers (1.8%)
545,000	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	547,725
545,000	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	555,900
1,410,000	Navistar Int’l Corp., Guaranteed Notes, 8.25%, due 11/1/21	1,431,150
		2,534,775
Banking (8.6%)
905,000	Ally Financial, Inc., Guaranteed Notes, 8.30%, due 2/12/15	916,313	ñ
610,000	Ally Financial, Inc., Senior Unsecured Notes, 0.00%, due 6/15/15	382,775
1,450,000	Ally Financial, Inc., Subordinated Notes, 8.00%, due 12/31/18	1,334,000
3,685,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	3,399,412
668,986	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/16	610,450
5,769,580	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/17	5,192,622
		11,835,572
Beverage (0.4%)
600,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	605,250
Building & Construction (0.4%)
610,000	Meritage Homes Corp., Guaranteed Notes, 7.15%, due 4/15/20	545,950	ñ
Building Materials (2.7%)
375,000	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	362,832
655,000	Masco Corp., Senior Unsecured Notes, 7.13%, due 3/15/20	635,996
1,375,000	Ply Gem Industries, Inc., Senior Secured Notes, 11.75%, due 6/15/13	1,436,875
345,000	Ply Gem Industries, Inc., Guaranteed Notes, 13.13%, due 7/15/14	349,313	ñ
910,000	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	946,400	ñ
		3,731,416

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Chemicals (4.0%)
$770,000	Ashland, Inc., Guaranteed Notes, 9.13%, due 6/1/17	$843,150
490,000	CF Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/18	498,575
255,000	CF Industries, Inc., Guaranteed Notes, 7.13%, due 5/1/20	261,375
2,040,000	LBI Escrow Corp., Senior Secured Notes, 8.00%, due 11/1/17	2,101,200	ñ
1,199,000	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14	1,306,910
460,000	Momentive Performance Materials, Inc., Guaranteed Notes, 11.50%, due 12/1/16	405,950	È
		5,417,160
Consumer/Commercial/Lease Financing (5.5%)
2,140,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.85%, due 6/1/13	1,883,200
1,490,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	1,186,412
770,000	Int’l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.30%, due 5/1/12	723,800
635,000	Int’l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. Q, 5.25%, due 1/10/13	581,025
945,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 5/1/13	871,763
1,430,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	1,354,925	ñ
1,005,000	SLM Corp., Senior Unsecured Medium-Term Notes, 8.00%, due 3/25/20	882,577
		7,483,702
Department Stores (0.8%)
365,000	Macy’s Retail Holdings, Inc., Guaranteed Unsecured Notes, 7.00%, due 2/15/28	351,312
770,000	Macy’s Retail Holdings, Inc., Guaranteed Senior Notes, 6.90%, due 4/1/29	741,125
		1,092,437
Diversified Capital Goods (0.5%)
715,000	RBS Global & Rexnord Corp., Guaranteed Notes, 8.50%, due 5/1/18	693,550	ñ
Electric—Generation (7.2%)
285,000	Calpine Construction Finance Co. L.P., Senior Secured Notes, 8.00%, due 6/1/16	291,412	ñ
880,000	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	844,800	ñ
3,485,000	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.75%, due 6/1/19	2,409,006
210,000	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	184,800
315,000	Edison Mission Energy, Senior Unsecured Notes, 7.00%, due 5/15/17	201,600
2,630,000	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	1,492,525
2,215,000	Energy Future Holdings Corp., Guaranteed Notes, 10.88%, due 11/1/17	1,639,100
1,265,947	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	822,866
545,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	542,275
1,165,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	1,153,350
320,000	RRI Energy, Inc., Senior Unsecured Notes, 7.63%, due 6/15/14	315,200	È
		9,896,934
Electric—Integrated (0.4%)
555,000	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	567,488	ñ
Electronics (2.9%)
825,000	Advanced Micro Devices, Inc., Unsecured Notes, 8.13%, due 12/15/17	820,875	ñ
880,000	Flextronics Int’l Ltd., Senior Subordinated Notes, 6.25%, due 11/15/14	873,400
1,355,000	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	1,338,062	ñ
1,070,000	NXP BV Funding LLC, Senior Secured Notes, 7.88%, due 10/15/14	981,725
		4,014,062
See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Energy—Exploration & Production (5.0%)
$3,065,000	ATP Oil & Gas Corp., Senior Secured Notes, 11.88%, due 5/1/15	$2,222,125	ñ
1,500,000	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	1,657,500
950,000	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	954,750
732,000	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	764,940
520,000	Forest Oil Corp., Guaranteed Notes, 8.50%, due 2/15/14	542,100
645,000	Linn Energy LLC, Senior Unsecured Notes, 8.63%, due 4/15/20	660,319	ñ
		6,801,734
Food & Drug Retailers (2.2%)
450,000	Ingles Markets, Inc., Senior Unsecured Notes, 8.88%, due 5/15/17	457,875
745,000	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	778,525
1,050,000	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	1,059,187
780,000	SUPERVALU, Inc., Senior Unsecured Notes, 8.00%, due 5/1/16	772,200
		3,067,787
Food—Wholesale (0.4%)
555,000	Michael Foods, Inc., Senior Notes, 9.75%, due 7/15/18	570,262	ñ
Forestry/Paper (2.0%)
1,565,000	Georgia-Pacific LLC, Guaranteed Notes, 7.00%, due 1/15/15	1,580,650	ñ
1,100,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	1,208,625	ñ
		2,789,275
Gaming (6.9%)
1,630,000	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	1,882,650	ñ
955,000	Harrah’s Operating Co., Inc., Guaranteed Notes, 5.63%, due 6/1/15	632,688	È
1,640,000	Harrah’s Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	1,307,900	È
1,060,000	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	1,168,650
650,000	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	667,875	ñ
830,000	Peninsula Gaming LLC, Senior Secured Notes, 8.38%, due 8/15/15	826,887
705,000	Peninsula Gaming LLC, Guaranteed Notes, 10.75%, due 8/15/17	701,475
1,541,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	1,594,935	ñ
665,000	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	631,750	ñ
		9,414,810
Gas Distribution (8.8%)
580,000	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	577,100
295,000	Crosstex Energy L.P., Guaranteed Notes, 8.88%, due 2/15/18	294,631
3,195,000	El Paso Energy Corp., Global Medium-Term Notes, 7.80%, due 8/1/31	3,157,657
762,000	Ferrellgas L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	746,760
395,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	387,100
1,155,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	1,204,088	ñ
250,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.63%, due 6/15/20	250,000
130,000	Inergy L.P., Guaranteed Notes, 8.25%, due 3/1/16	131,625
985,000	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 6.88%, due 11/1/14	945,600
1,540,000	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	1,555,400
3,340,000	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	2,780,550
		12,030,511
See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Health Facilities (8.7%)
$450,000	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	$398,250
520,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	465,400
175,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	148,750
790,000	DaVita, Inc., Guaranteed Notes, 7.25%, due 3/15/15	790,000
4,050,000	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	4,293,000
1,010,000	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	1,070,600
875,000	Health Management Associates, Inc., Senior Secured Notes, 6.13%, due 4/15/16	829,062
335,000	LVB Acquisition, Inc., Guaranteed Notes, 11.63%, due 10/15/17	362,638
1,110,000	National MENTOR Holdings, Inc., Guaranteed Notes, 11.25%, due 7/1/14	1,107,225
201,532	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 7.66%, due 9/15/10	156,187	ñµ
890,000	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	943,400	ñ
1,270,000	US Oncology, Inc., Senior Secured Notes, 9.13%, due 8/15/17	1,304,925
		11,869,437
Health Services (1.3%)
880,000	Omnicare, Inc., Guaranteed Notes, 7.75%, due 6/1/20	897,600
970,000	Service Corp. Int’l, Senior Unsecured Notes, 7.50%, due 4/1/27	858,450
		1,756,050
Hotels (1.7%)
580,000	Host Hotels & Resorts L.P., Guaranteed Notes, 6.88%, due 11/1/14	578,550
370,000	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. O, 6.38%, due 3/15/15	362,600
1,465,000	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. Q, 6.75%, due 6/1/16	1,448,519
		2,389,669
Investments & Misc. Financial Services (1.1%)
1,490,000	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	1,449,025	ñØØ
Machinery (1.3%)
1,820,000	Case New Holland, Inc., Senior Notes, 7.88%, due 12/1/17	1,833,650	ñ
Media—Broadcast (4.6%)
1,010,000	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.75%, due 1/15/13	772,650
970,000	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	533,500
385,000	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	270,463
1,490,000	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	1,430,400
930,000	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	916,050	ñÈ
1,513,868	Umbrella Acquisition, Inc., Guaranteed Notes, 9.75%, due 3/15/15	1,260,295	ñ
685,000	XM Satellite Radio, Inc., Senior Secured Notes, 11.25%, due 6/15/13	731,237	ñ
305,000	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	333,213	ñ
		6,247,808
Media—Cable (8.2%)
380,000	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	388,550	ñ
2,290,000	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	2,281,413	ñ
1,100,000	CSC Holdings, Inc., Senior Unsecured Notes, 8.50%, due 6/15/15	1,135,750
170,000	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	176,800
3,030,000	EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14	3,030,000
535,000	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	537,675	ñ
1,005,000	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	1,010,025
780,000	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	846,300
See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
$655,000	Virgin Media Finance PLC, Guaranteed Notes, 9.13%, due 8/15/16	$677,925
1,045,000	Virgin Media Finance PLC, Guaranteed Notes, Ser. 1, 9.50%, due 8/15/16	1,103,781
		11,188,219
Media—Services (2.7%)
630,000	Nielsen Finance LLC, Guaranteed Notes, 11.50%, due 5/1/16	688,275
1,070,000	The Interpublic Group of Cos., Inc., Senior Unsecured Notes, 10.00%, due 7/15/17	1,179,675
750,000	WMG Acquisition Corp., Guaranteed Notes, 7.38%, due 4/15/14	714,375
1,000,000	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	1,065,000
		3,647,325
Medical Products (0.6%)
800,000	Boston Scientific Corp., Senior Unsecured Notes, 6.00%, due 1/15/20	794,262
Metals/Mining Excluding Steel (2.0%)
1,300,000	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	1,355,250	ñ
1,125,000	Arch Western Finance LLC, Guaranteed Notes, 6.75%, due 7/1/13	1,127,812
260,000	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	270,725
		2,753,787
Multi—Line Insurance (1.2%)
2,125,000	American Int’l Group, Inc., Junior Subordinated Debentures, 8.18%, due 5/15/38	1,678,750	µ
Packaging (2.0%)
930,000	Ball Corp., Guaranteed Notes, 7.13%, due 9/1/16	973,012
415,000	Ball Corp., Guaranteed Notes, 6.63%, due 3/15/18	416,038
880,000	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	913,000
400,000	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	414,000	ñ
		2,716,050
Printing & Publishing (1.9%)
1,120,000	Cengage Learning Acquisitions, Inc., Senior Notes, 10.50%, due 1/15/15	1,041,600	ñ
405,000	Gannett Co., Inc., Guaranteed Notes, 8.75%, due 11/15/14	423,225	ñ
1,040,000	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	1,094,600	ñ
		2,559,425
REITs (2.0%)
770,000	Ventas Realty L.P., Guaranteed Notes, Ser. 1, 6.50%, due 6/1/16	784,066
1,580,000	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	1,608,862
315,000	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	318,805
		2,711,733
Restaurants (0.2%)
350,000	OSI Restaurant Partners, Inc., Guaranteed Notes, 10.00%, due 6/15/15	342,125	È
Software/Services (4.4%)
310,000	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	279,775
2,015,200	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	1,813,680
300,000	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	228,000

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
$715,000	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	$752,538
565,000	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	603,844
2,215,000	SunGard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	2,286,987
		5,964,824
Specialty Retail (0.9%)
1,190,000	Toys “R” Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	1,300,075	ñ
Steel Producers/Products (3.1%)
360,000	Steel Dynamics, Inc., Guaranteed Notes, 6.75%, due 4/1/15	361,350
720,000	Steel Dynamics, Inc., Guaranteed Notes, 7.75%, due 4/15/16	723,600
1,995,000	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	1,930,162
1,420,000	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	1,221,200
		4,236,312
Support—Services (3.2%)
330,000	Iron Mountain, Inc., Guaranteed Notes, 8.75%, due 7/15/18	340,725
615,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	565,800	ñ
1,205,000	RSC Equipment Rental, Inc., Senior Unsecured Notes, 9.50%, due 12/1/14	1,197,469
630,000	RSC Equipment Rental, Inc., Senior Unsecured Notes, 10.25%, due 11/15/19	636,300	ñ
635,000	United Rentals N.A., Inc., Guaranteed Notes, 7.00%, due 2/15/14	596,900
960,000	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	1,029,600
		4,366,794
Telecom—Integrated/Services (14.4%)
3,235,000	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	3,000,462	ØØ
640,000	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	630,400
975,000	Frontier Communications Corp., Senior Notes, 8.25%, due 4/15/17	978,656	ñ
1,375,000	GCI, Inc., Senior Unsecured Notes, 8.63%, due 11/15/19	1,371,563
1,765,000	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	1,727,494	ñ
2,823,750	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	2,816,691
605,000	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 8.50%, due 11/1/19	611,050	ñ
180,000	Intelsat SA, Senior Unsecured Notes, 6.50%, due 11/1/13	169,650
940,000	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	950,575	ñ
880,000	Level 3 Financing, Inc., Guaranteed Notes, 8.75%, due 2/15/17	761,200
1,095,000	Level 3 Financing, Inc., Guaranteed Notes, 10.00%, due 2/1/18	969,075	ñ
1,130,000	PAETEC Holding Corp., Guaranteed Notes, 8.88%, due 6/30/17	1,130,000
1,445,000	Qwest Corp., Senior Unsecured Notes, 8.38%, due 5/1/16	1,578,663
220,000	Valor Telecommunications Enterprises Finance Corp., Guaranteed Notes, 7.75%, due 2/15/15	224,400
975,000	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	1,007,906
1,745,000	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	1,758,087
		19,685,872
Telecom—Wireless (4.9%)
1,425,000	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	1,412,531	ñ
965,000	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	984,300
1,385,000	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14	1,426,550
3,455,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	2,867,650
		6,691,031
	Total Corporate Debt Securities (Cost $180,955,715)	186,509,997
See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Short-Term Investments (4.1%)
3,486,082	Neuberger Berman Securities Lending Quality Fund, LLC	$3,590,664	‡
2,049,395	State Street Institutional Liquid Reserves Fund Institutional Class	2,049,395
	Total Short-Term Investments (Cost $5,605,198)	5,640,059
	Total Investments (140.6%) (Cost $187,130,421)	192,712,088	##
	Liabilities, less cash, receivables and other assets [(31.6%)]	(43,334,001)
	Liquidation Value of Perpetual Preferred Shares [(9.0%)]	(12,300,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$137,078,087
See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by Neuberger Berman High Yield Strategies Fund (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling the investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to classify value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in debt securities and interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities and short term investments of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”).

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Short-Term Investments. Investments in Neuberger Berman Securities Lending Quality Fund, LLC and State Street Institutional Liquid Reserves Fund Institutional Class are valued using the respective fund’s daily calculated NAV.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

For debt securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Trustees (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont’d)

security being fair valued has other securities outstanding. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2010:

Asset Valuation Inputs	Level 1	Level 2	Level 3§	Total
Investments:
Bank Loan Obligations
Radio & Television	$—	$562,032	$—	$562,032
Corporate Debt Securities
Airlines	—	976,500	3,037,309	4,013,809
Auto Loans	—	3,221,290	—	3,221,290
Automakers	—	2,534,775	—	2,534,775
Banking	—	11,835,572	—	11,835,572
Beverage	—	605,250	—	605,250
Building & Construction	—	545,950	—	545,950
Building Materials	—	3,731,416	—	3,731,416
Chemicals	—	5,417,160	—	5,417,160
Consumer/Commercial/Lease Financing	—	7,483,702	—	7,483,702
Department Stores	—	1,092,437	—	1,092,437
Diversified Capital Goods	—	693,550	—	693,550
Electric—Generation	—	9,896,934	—	9,896,934
Electric—Integrated	—	567,488	—	567,488
Electronics	—	4,014,062	—	4,014,062
Energy—Exploration & Production	—	6,801,734	—	6,801,734
Food & Drug Retailers	—	3,067,787	—	3,067,787
Food—Wholesale	—	570,262	—	570,262
Forestry/Paper	—	2,789,275	—	2,789,275
Gaming	—	9,414,810	—	9,414,810
Gas Distribution	—	12,030,511	—	12,030,511
Health Facilities	—	11,869,437	—	11,869,437
Health Services	—	1,756,050	—	1,756,050
Hotels	—	2,389,669	—	2,389,669
Investments & Misc. Financial Services	—	1,449,025	—	1,449,025
Machinery	—	1,833,650	—	1,833,650
Media—Broadcast	—	6,247,808	—	6,247,808
Media—Cable	—	11,188,219	—	11,188,219
Media—Services	—	3,647,325	—	3,647,325
Medical Products	—	794,262	—	794,262
Metals/Mining Excluding Steel	—	2,753,787	—	2,753,787
Multi—Line Insurance	—	1,678,750	—	1,678,750
Packaging	—	2,716,050	—	2,716,050

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont’d)

Asset Valuation Inputs	Level 1	Level 2	Level 3§	Total
Printing & Publishing	$—	$2,559,425	$—	$2,559,425
REITs	—	2,711,733	—	2,711,733
Restaurants	—	342,125	—	342,125
Software/Services	—	5,964,824	—	5,964,824
Specialty Retail	—	1,300,075	—	1,300,075
Steel Producers/Products	—	4,236,312	—	4,236,312
Support—Services	—	4,366,794	—	4,366,794
Telecom—Integrated/Services	—	19,685,872	—	19,685,872
Telecom—Wireless	—	6,691,031	—	6,691,031
Total Corporate Debt Securities	—	183,472,688	3,037,309	186,509,997
Short-Term Investments	—	5,640,059	—	5,640,059
Total Investments	$—	$189,674,779	$3,037,309	$192,712,088

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities:	Beginning balance, as of 1/1/10	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance as of 6/30/10	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/10
Corporate Debt Securities Airlines	$ 2,424,995	$ 7,266	$ 177,657	$ 427,391	$ —	$ 3,037,309	$ 119,638

Liability Valuation Inputs
The following is a summary, by category of Level, of inputs used to value the Fund’s derivatives as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Interest rate swap contracts	$—	$(661,642)	$—	$(661,642)

##  At June 30, 2010, the cost of investments for U.S. federal income tax purposes was $187,786,398. Gross unrealized appreciation of investments was $8,097,640 and gross unrealized depreciation of investments was $3,171,950, resulting in net unrealized appreciation of $4,925,690 based on cost for U.S. federal income tax purposes.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2010, these securities amounted to approximately $48,280,993 or 35.2% of net assets applicable to common shareholders.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2010.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont’d)

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

ØØ  All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and delayed delivery purchase commitments.

^  All or a portion of this security was purchased on a delayed delivery basis. As of June 30, 2010, the value of the Fund’s unfunded loan commitments was $562,032, pursuant to the following loan agreement:

Borrower	Principal Amount	Value
Univision Communications, Inc., Term Loan B, 2.54%, due 9/29/14	$675,000	$562,032

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

HIGH YIELD STRATEGIES FUND
June 30, 2010
Assets
Investments in securities, at value*† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$189,121,424
Affiliated issuers	3,590,664
192,712,088
Deposits with brokers for open swap contracts	1,505,196
Interest receivable	3,968,313
Receivable for securities sold	2,619,093
Receivable for securities lending income—net (Note A)	1,542
Prepaid expenses and other assets	322,438
Total Assets	201,128,670
Liabilities
Notes payable (Note A)	45,900,000
Payable for collateral on securities loaned (Note A)	3,487,640
Distributions payable—preferred shares	1,173
Interest rate swaps, at value (Note A)	661,642
Payable for securities purchased	1,230,814
Payable to investment manager—net (Notes A & B)	87,810
Payable to administrator (Note B)	7,983
Payable for merger fees (Note G)	194,000
Interest payable	2,465
Accrued expenses and other payables	177,056
Total Liabilities	51,750,583
Perpetual Preferred Shares Series A (492 shares issued and outstanding) at liquidation value	12,300,000
Net Assets applicable to Common Shareholders at value	$137,078,087
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$160,848,060
Undistributed net investment income (loss)	1,481,689
Accumulated net realized gains (losses) on investments	(30,181,335)
Net unrealized appreciation (depreciation) in value of investments	4,929,673
Net Assets applicable to Common Shareholders at value	$137,078,087
Common Shares Outstanding (no par value; unlimited number of shares authorized)	11,032,593
Net Asset Value Per Common Share Outstanding	$12.42
†Securities on loan, at value	$3,420,016
*Cost of Investments:
Unaffiliated issuers	$183,574,618
Affiliated issuers	3,555,803
Total cost of investments	$187,130,421

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman

HIGH YIELD STRATEGIES FUND
For the Six Months Ended June 30, 2010
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$9,559,908
Income from securities loaned—net (Note E)	16,439
Total income	$9,576,347
Expenses:
Investment management fees (Notes A & B)	588,783
Administration fees (Note B)	49,064
Audit fees	37,564
Basic maintenance expense (Note B)	12,397
Custodian fees (Note B)	41,606
Insurance expense	4,469
Legal fees	80,393
Shareholder reports	46,852
Stock exchange listing fees	12,397
Stock transfer agent fees	11,927
Interest expense (Note A)	429,889
Trustees’ fees and expenses	23,950
Merger fees (Note G)	200,000
Miscellaneous	12,217
Total expenses	1,551,508
Investment management fees waived (Notes A & B)	(49,064)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(150)
Total net expenses	1,502,294
Net investment income (loss)	$8,074,053
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	7,276,902
Interest rate swap contracts	(601,424)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(9,300,096)
Affiliated investment securities	34,861
Interest rate swap contracts	456,940
Net gain (loss) on investments	(2,132,817)
Distributions to Preferred Shareholders	(196,163)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$5,745,073

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
	HIGH YIELD STRATEGIES FUND
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$8,074,053	$16,554,280
Net realized gain (loss) on investments	6,675,478	(1,145,334)
Change in net unrealized appreciation (depreciation) of investments	(8,808,295)	58,655,831
Distributions to Preferred Shareholders From (Note A):
Net investment income	(196,163)	(472,605)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	5,745,073	73,592,172
Distributions to Common Shareholders From (Note A):
Net investment income	(7,004,319)	(14,441,783)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	44,137	—
Payments for shares redeemed in connection with tender offer (Note F)	—	(11,764,397)
Total net proceeds from capital share transactions	44,137	(11,764,397)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(1,215,109)	47,385,992
Net Assets Applicable to Common Shareholders:
Beginning of period	138,293,196	90,907,204
End of period	$137,078,087	$138,293,196
Undistributed net investment income (loss) at end of period	$1,481,689	$608,118

See Notes to Financial Statements

Statement of Cash Flows (Unaudited)

Neuberger Berman

HIGH YIELD STRATEGIES FUND
For the Six Months Ended June 30, 2010
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$5,745,073
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(157,666,886)
Proceeds from disposition of investment securities	160,857,149
Purchase of short-term investment securities, net	(707,808)
Decrease in collateral for securities loaned	1,499,971
Increase in net interest on swaps	(424)
Increase in dividends and interest receivable	(482,779)
Increase in receivable for securities lending income	(806)
Decrease in prepaid expenses and other assets	80,726
Increase in receivable for securities sold	(2,519,826)
Increase in deposits with brokers for open swap contracts	(5,196)
Increase in accumulated unpaid dividends on Preferred Shares	95
Decrease in payable for collateral on securities loaned	(1,499,971)
Increase in payable for securities lending fees	563
Increase in payable for investment securities purchased	309,783
Increase in interest payable	360
Net accretion of discount on investments	(1,093,393)
Increase in accrued expenses and other payables	246,313
Unrealized depreciation on securities	9,265,235
Unrealized appreciation on swaps	(456,940)
Net realized gain from investments	(7,276,902)
Net realized loss from swaps	601,424
Net cash provided by operating activities	$6,895,761
Cash flows from financing activities:
Cash distributions paid on Common Shares	(7,039,775)
Cash distributions reinvested on Preferred Shares	44,137
Net cash used in financing activities	(6,995,638)
Net decrease in cash	(99,877)
Cash:
Beginning balance	99,877
Ending balance	$—
Supplemental disclosure
Cash paid for interest	$429,529

See Notes to Financial Statements

Notes to Financial Statements High Yield Strategies Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Except where otherwise indicated, information included herein is as of June 30, 2010. The Fund was organized as a Delaware statutory trust on April 8, 2003, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Management is the investment adviser to the Fund. Neuberger Berman Fixed Income LLC (“NBFI”) is the sub-adviser to the Fund. The Fund’s common shares are listed on the New York Stock Exchange under the symbol NHS. Subsequent to June 30, 2010, the Fund and Neuberger Berman Income Opportunity Fund Inc. reorganized into a new fund named Neuberger Berman High Yield Strategies Inc. (“New NHS”) (see Note G for more information regarding the reorganization).

The Fund’s investment objective is to seek high total return (income plus capital appreciation). The Fund pursues its investment objective by investing its assets primarily in high yield debt securities.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2010 was $1,081.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of June 30, 2010, the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps, non-deductable restructuring costs, and delayed settlement compensation on bank loans were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$14,914,388	$18,316,981	$—	$—	$—	$1,198,186	$14,914,388	$19,515,167

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$634,580	$—	$13,135,597	$(36,254,442)	$(22,484,265)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, distribution payments, income recognized on interest rate swaps, delayed settlement compensation on bank loans, partnership basis adjustments, post October loss deferrals, and capital loss carryforwards.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017
$30,497,592	$5,434,807

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2009, the Fund elected to defer $322,043 of net capital losses arising between November 1, 2009 and December 31, 2009.

5  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities net of refunds recoverable.

6  Distributions to common shareholders: The Fund earns income, net of expenses, daily on its investments. The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund distributes any net realized capital gains. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund’s distributions for the year ended December 31, 2010 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay additional distributions to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

On June 30, 2010, the Fund declared a monthly distribution to common shareholders in the amount of $0.11 per share, payable after the close of the reporting period, on July 30, 2010, to shareholders of record on July 15, 2010, with an ex-date of July 13, 2010. Subsequent to June 30, 2010, New NHS declared a monthly distribution to common shareholders in the amount of $0.11 per share, payable on August 31, 2010 to shareholders of record on August 16, 2010, with an ex-date of August 12, 2010.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

8  Financial leverage: On October 22, 2003, the Fund issued 3,600 Money Market Cumulative Preferred Shares (“MMP”), each without par value, with proceeds of $90,000,000 in a public offering. On November 13, 2008, the Fund redeemed all 3,600 MMP at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends.

In September 2008, the Fund entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes (“PNs”) and privately placed perpetual preferred shares (“PPS” and, together with PNs, “Private Securities”). In November 2008, the Fund issued PNs with an aggregate principal value of $45,900,000 and issued 492 PPS with an aggregate liquidation preference of $12,300,000 and used those proceeds to redeem outstanding MMP.

The PNs mature in November 2013 and interest thereon is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“PPS Liquidation Value”). Distributions are accrued daily and paid quarterly for PPS. For the six months ended June 30, 2010, the distribution rate on the PPS ranged from 3.15% to 3.43% and the interest rate on the PNs ranged from 1.65% to 1.93%. The Fund has paid up front offering and organizational expenses which are being amortized over the life of the PNs. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and certain expenses and/or mandatory prepayment of PNs at par plus accrued but unpaid interest and certain expenses. The holders of PPS are entitled to one vote for each dollar of liquidation preference represented by PPS owned and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of PPS, voting as a separate class, are entitled at all times to elect two Trustees of the Fund, and to elect a majority of the Trustees of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

9  Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC (“Quality Fund”), a fund managed by NBFI, an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

The market value of the Fund’s investments in Quality Fund as of the fiscal period ended June 30, 2010, if any, is reflected in the Fund’s Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended June 30, 2010, the Fund received net income under the securities lending arrangement of approximately $16,439, which is reflected in the Statement of Operations under the caption “Income from securities loaned — net,” which includes approximately $4,434 of interest income which was earned from the Quality Fund.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Reverse repurchase agreements: The Fund may enter into reverse repurchase agreements with institutions deemed creditworthy by Management. A reverse repurchase agreement involves the sale of a security by the Fund, with an agreement to repurchase the same or substantially similar security at an agreed upon price and date. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. There were no reverse repurchase agreements outstanding at June 30, 2010.

12  Concentration of credit risk: The Fund will normally invest at least 80% of its Managed Assets (as defined in Note B) in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund’s common shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

13  Risk associated with the use of leverage: The Fund’s use of leverage through the issuance of Private Securities, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates risks for holders of common shares. There is no assurance that the Fund’s leveraging strategies will be successful. If the Fund issues Private Securities to make additional investments and the income and capital appreciation from those investments exceed the distributions payable on the PPS or the interest payable on the PNs, the Fund’s investment return will be greater than if leverage had not been used. However, if the distributions payable on the PPS or the interest payable on the PNs exceed the income and capital appreciation from the additional investments, the Fund would lose money and its investment return will be lower than if leverage had not been used. Leverage creates risk which may adversely affect the return for holders of common shares, including:

(a)  the likelihood of greater volatility of net asset value and market price of the Fund’s common shares;

(b)  the possibility either that common share income will fall if the PPS distribution rate or the PN interest rate rises or the Fund’s borrowing costs increase, or that common share income will fluctuate because of changes in the Private Securities distribution and interest rates or borrowing costs.

14  Derivative instruments: During the six months ended June 30, 2010, the Fund’s use of derivatives was limited to interest rate swap contracts. The Fund adopted ASC 815 “Derivatives and Hedging” (“ASC 815”), effective January 1, 2009. The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedging accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest Rate Swaps: The Fund entered into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of an interest rate swap contract, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily.

Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At June 30, 2010, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counter Party	Notional Amount(2)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$45,000,000	January 28, 2011	2.92%	0.35%	$(9,648)	$(651,994)	$(661,642)

(1)  30 day LIBOR (London Interbank Offered Rate) at June 25, 2010.

(2)  The notional amount at period end is indicative of the volume throughout the period.

At June 30, 2010, the Fund held the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Interest Rate Risk
Interest Rate Swap Contract(1)	$(661,642)
Total Value	$(661,642)

 (1)  “Interest Rate Swap Contract” reflects the appreciation (depreciation) of the interest rate swap contract plus accrued interest as of June 30, 2010, which is reported as “Interest rate swaps, at value” within the Statement of Assets and Liabilities.

The impact of the use of derivative instruments as reflected in the Statement of Operations during the six months ended June 30, 2010, was as follows:

Realized Gain (Loss)(1)

Interest Rate Risk
Interest Rate Swap Contract	$(601,424)
Total Realized Gain (Loss)	$(601,424)

Change in Appreciation (Depreciation)(2)

Interest Rate Risk
Interest Rate Swap Contract	$456,940
Total Change in Appreciation (Depreciation)	$456,940

 (1)  Statement of Operations location: Net realized gain (loss) on interest rate swap contracts.

(2)  Statement of Operations location: Change in net unrealized appreciation (depreciation) in value of interest rate swap contracts.

15  Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund pays all expenses incurred in connection with the operations of the Fund. These expenses, among others, include custodian and fund accounting and administrative fees, legal and audit fees, fees and expenses of the Trustees who are not “interested persons” within the meaning of the 1940 Act (“Independent Fund Trustees”), and printing expenses.

The Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund’s average daily “Managed Assets” (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings). Management is responsible for developing, implementing and supervising the Fund’s investment program and providing certain administrative services to the Fund. Management has retained NBFI to serve as the sub-adviser of the Fund and to manage the Fund’s investment portfolio. Management compensates NBFI for its services as sub-adviser. Management pays NBFI a monthly sub-advisory fee calculated at the following annual percentage rates of the Fund’s average daily Managed Assets: 0.55% on the Fund’s first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on Managed Assets that are in excess of $100 million.

In connection with the May 2009 tender offer and the tender offer program, effective June 9, 2009, Management has agreed to voluntarily waive a portion of the management fee it is entitled to receive from the Fund at a rate of 0.05% of the average daily Managed Assets. For the six months ended June 30, 2010, such waived fees amounted to $49,064.

The Fund pays no compensation to its officers or to its trustees who are interested Trustees of Management or its affiliates.

In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the Private Securities. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank and Trust Company (“State Street”) for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense.”

State Street serves as the Fund’s custodian and The Bank of New York Mellon serves as the Fund’s transfer agent, registrar, and dividend paying agent.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

On May 4, 2009, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger Berman’s senior management, acquired a majority interest in Neuberger Berman’s business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division (together with Neuberger Berman, the “Acquired Businesses”) (the “Acquisition”). Prior to that date, the predecessor of Management and NBFI were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman’s management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an “assignment” of the Fund’s Investment Advisory Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not “interested persons” of the Fund’s investment adviser and its affiliates or the Fund, considered and approved a new Investment Advisory Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund’s shareholders.

These events have not had a material impact on the Fund or its operations. Management and NBFI continue to operate in the ordinary course of business as the investment adviser and sub-adviser of the Fund, respectively.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2010, the impact of this arrangement was a reduction of expenses of $150.

Note C—Securities Transactions:

During the six months ended June 30, 2010, there were purchases and sales of investments (excluding short-term securities and interest rate swap contracts) of $149,011,991 and $148,331,110, respectively.

Note D—Capital:

At June 30, 2010 the common shares outstanding and the common shares of the Fund owned by Neuberger Berman Alternative Fund Management LLC (“NBAFM”), an affiliate of Management, were as follows:

Common Shares Outstanding	Common Shares Owned by NBAFM
11,032,593	13,437

The Fund’s Declaration of Trust authorizes the Trustees to issue an unlimited number of common shares for the Fund, each without par value. Transactions in common shares for the six months ended June 30, 2010 and for the year ended December 31, 2009 were as follows:

Shares Issued on Reinvestment of Dividends and Distributions		Redemption of Common Shares		Net Increase (Decrease) in Common Shares Outstanding
2010	2009	2010	2009	2010	2009
3,466	—	—	(1,225,458)	3,466	(1,225,458)

Note E—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2010	Value June 30, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	4,956,641	32,545,679	34,016,238	3,486,082	$3,590,664	$4,434

*  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Tender Offer Program:

The Fund conducted a tender offer in May 2009 for up to 10% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expired. Under the terms of the tender offer, on June 5, 2009, the Fund accepted 1,225,458 common shares, representing approximately 10% of its then outstanding common shares. Final payment was made at $9.60 per share, representing 98% of the NAV per share on May 29, 2009.

In 2009, the Fund’s Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period (“Tender Offer Program”). Under the Tender Offer Program, if the Fund’s common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

The Fund’s initial measurement period under the Tender Offer Program commenced June 5, 2009 and ended August 28, 2009 (the “Measurement Period”). During the Measurement Period, the Fund traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer.

The Fund has not identified a second measurement period under its Tender Offer Program for 2010 due to the merger of the Fund and Neuberger Berman Income Opportunity Fund Inc. into Neuberger Berman High Yield Strategies Fund Inc., which shareholders approved in July 2010 (see Note G for additional disclosure).

In connection with the May 2009 tender offer and the Tender Offer Program, Management agreed to implement a voluntary waiver of 0.05% of its investment advisory fees to offset some of the expenses associated with, or possible increases in the Fund’s expense ratio resulting from, the tender offers (see Note B for additional disclosure). The Board retains the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund’s shareholders.

Note G—Subsequent Events:

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”), Management evaluated the possibility of subsequent events existing in the Fund’s financial statements through the date the financial statements were available to be issued. Except as discussed below, Management determined that there were no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund’s financial statements.

In February 2010, the Board approved a proposal to reorganize the Fund and Neuberger Berman Income Opportunity Fund Inc. into a newly formed Maryland corporation named Neuberger Berman High Yield Strategies Fund Inc. (“New NHS”) pursuant to an Agreement and Plan of Reorganization (“Agreement”). In July 2010 Fund shareholders approved the Agreement at the Fund’s annual meeting of shareholders. In accordance with the Agreement, the Fund transferred its assets to New NHS in exchange for shares of New NHS’s common stock and preferred stock and New NHS assumed the Fund’s liabilities. The Fund’s common shareholders received the same number of shares of New NHS common stock as the Fund common shares they held immediately prior to the reorganization. In addition, the Fund’s preferred shareholders received the same number of shares of New NHS preferred stock with the same aggregate liquidation preference as the Fund preferred shares they held immediately prior to the reorganization. The reorganization was effective after the close of business on August 6, 2010. New NHS’s common stock is listed on NYSE Amex under the ticker symbol NHS.

Note H—Recent Market Events:

During the six month period covered by this report, the U.S. and global economies and the financial markets experienced significant disruptions, the effects of which are continuing to work their way through the economy. Because these market events are widespread and unprecedented, it is difficult to predict their ultimate severity or duration or the way in which they will affect particular issuers or market sectors.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was recently signed into law initiating a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

Note I—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

High Yield Strategies Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008		2007^^	2006	2005
	(Unaudited)
Net Asset Value, Beginning of Period (Common Shares)	$12.54		$7.42		$13.23		$15.05	$14.51	$15.58
Net Investment Income¢	0.73		1.43		1.52		1.67	1.65	1.71
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)		4.97		(5.74)		(1.34)	0.61	(0.94)
Dividends to Preferred Shareholders From:
Net Investment Income¢	(0.02)		(0.04)		(0.27)		(0.40)	(0.37)	(0.24)
Net Realized Gains¢	—		—		—		(0.01)	—	—
Total Dividends to Preferred Shareholders	(0.02)		(0.04)		(0.27)		(0.41)	(0.37)	(0.24)
Total From Investment Operations Applicable to Common Shareholders	0.52		6.36		(4.49)		(0.08)	1.89	0.53
Less Distributions to Common Shareholders From:
Net Investment Income	(0.64)		(1.26)		(1.22)		(1.69)	(1.35)	(1.58)
Net Realized Gains	—		—		—		(0.05)	—	(0.02)
Tax Return of Capital	—		—		(0.10)		—	—	(0.00	)***
Total Distributions to Common Shareholders	(0.64)		(1.26)		(1.32)		(1.74)	(1.35)	(1.60)
Accretive Effect of Tender Offers	—		0.02		—		—	—	—
Net Asset Value, End of Period (Common Shares)	$12.42		$12.54		$7.42		$13.23	$15.05	$14.51
Market Value—End of Period (Common Shares)	$12.94		$11.95		$6.38		$11.82	$15.18	$15.61
Total Return on Net Asset Value (Common Shares) (%)†	4.15	**	92.44		(35.32)		(0.13)	13.91	3.63
Total Return on Market Value (Common Shares) (%)†	13.87	**	113.27		(37.75)		(11.54)	6.79	5.40
Ratios/Supplemental Data††
Ratios are calculated using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses (%)#	2.17	*Ø	2.60	Ø	1.80	Ø	1.44	1.49	1.53
Ratio of Net Expenses (%)	2.17	*§Ø	2.60	§Ø	1.80	§Ø	1.44 §	1.49	1.53
Ratio of Net Investment Income (%)	11.66	*	14.30		13.43		11.33	11.29	11.44
Portfolio Turnover Rate (%)	78	**	159		122		129	111	96

Net Assets Applicable to Common Shares, End of Period (000)	$137,078	$138,293	$90,907	$162,091	$184,389	$177,659
Perpetual Preferred Shares¢¢
Preferred Shares Outstanding, End of Period (000)¢¢	$12,300	$12,300	$12,300	$90,000	$90,000	$90,000
Asset Coverage Per Share@	$303,616	$306,086	$209,943	$70,107	$76,284	$74,400
Involuntary Liquidation Preference and Approximate Market Value Per Share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Notes Payable
Notes Payable Outstanding, End of Period (000)	$45,900	$45,900	$45,900	$—	$—	$—
Asset Coverage Per $1,000 of Notes Payable@@	$4,254	$4,281	$3,250	$—	$—	$—

See Notes to Financial Highlights	30

Notes to Financial Highlights High Yield Strategies Fund (Unaudited)

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2010	2009	2008	2007
2.24%	2.65%	1.65%	1.44%

@  Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on PPS (MMP prior to November 13, 2008)) from the Fund’s total assets and dividing by the number of PPS/MMP outstanding.

@@  Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on PPS (MMP prior to November 13, 2008) and the Notes payable) from the Fund’s total assets and dividing by the outstanding notes payable balance.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to PPS (MMP prior to November 13, 2008) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

***  Rounds to less than $0.01.

^^  Effective February 28, 2007, Management became the Fund’s investment adviser.

¢¢  From October 22, 2003 to November 13, 2008, the Fund had 3,600 Money Market Cumulative Preferred Shares outstanding; since November 13, 2008, the Fund has 492 PPS outstanding (see Note A-8 to Financial Statements).

Ø  Interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common shareholders was:

Six Months Ended June 30,	Year Ended December 31,
2010	2009	2008
0.62%	1.05%	0.16%

*  Annualized.

**  Not Annualized.

Dividend Reinvestment Plan

The Fund has a Dividend Reinvestment Plan (the “Plan”) commonly referred to as an “opt-out” plan. Each common shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York Mellon, as agent for shareholders pursuant to the Plan (the “Plan Agent”), unless the shareholder elects to receive cash or unless the shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the respective nominee does not participate in the Plan. For Plan participants, the Plan Agent will either (i) effect purchases of common shares under the Plan in the open market or (ii) distribute newly issued common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Certain broker-dealers and nominees do not permit their clients to participate in dividend reinvestment plans. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant’s instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan.

Directory

Investment Adviser and Administrator
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.9000

Sub-Adviser
Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent
The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Neuberger Berman Management LLC

605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

  H0547 08/10

Item 2. Code of Ethics

The Board of Trustees of Neuberger Berman High Yield Strategies Fund (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed on March 12, 2007).  The Code of Ethics is also available, without charge, by calling 1-800-461-1899 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed March 12, 2007).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman High Yield Strategies Fund

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:  August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:  August 30, 2010

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date:  August 30, 2010